COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent

					Average Effective
	As of December 31, 2010				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	Dec 31, 2010

Dallas, TX	4,714	$ 311,859	10.1%	95.5%	$ 692.44
Houston, TX	3,503	$ 252,986	8.2%	93.6%	$ 785.95
Jacksonville, FL	3,471	$ 205,905	6.6%	96.8%	$ 748.16
Atlanta, GA	3,253	$ 255,486	8.3%	95.6%	$ 756.24
Austin, TX	2,255	$ 163,148	5.3%	96.2%	$ 787.14
Nashville, TN	2,479	$ 190,059	6.1%	94.2%	$ 772.82
Tampa, FL	1,784	$ 126,242	4.1%	96.5%	$ 866.31
Raleigh/Durham, NC	1,341	$ 124,179	4.0%	95.8%	$ 780.34
Phoenix, AZ	1,024	$ 116,740	3.8%	93.5%	$ 730.29
South Florida	480	$ 54,457	1.8%	95.2%	$ 1,276.65
Orlando, FL	288	$ 15,145	0.5%	96.5%	$ 731.87
Large Markets	24,592	$ 1,816,206	58.8%	95.4%	$ 769.70

Memphis, TN	3,581	$ 195,092	6.3%	95.6%	$ 696.36
Columbus, GA	1,509	$ 80,296	2.6%	94.9%	$ 703.01
Greenville, SC	1,396	$ 72,706	2.3%	94.6%	$ 598.72
Jackson, MS	1,241	$ 62,303	2.0%	95.2%	$ 719.67
Lexington, KY	924	$ 61,840	2.0%	97.9%	$ 704.20
Little Rock, AR	808	$ 44,812	1.4%	97.0%	$ 689.16
Savannah, GA	526	$ 44,946	1.4%	98.9%	$ 814.70
San Antonio, TX	400	$ 30,109	1.0%	93.8%	$ 849.04
All Other Secondary	10,616	$ 595,126	19.2%	96.5%	$ 696.94
Secondary Markets	21,001	$ 1,187,230	38.2%	96.1%	$ 697.96

Subtotal	45,593	$ 3,003,436	97.0%	95.7%	$ 736.65

Development and Lease-up Properties	717	$ 91,518	3.0%	55.2%	$ 1,218.82

Total Portfolio	46,310	$ 3,094,954	100.0%	95.1%	$ 744.12

NUMBER OF APARTMENT UNITS
	2010				2009
	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31

100% Owned Properties	44,349	44,130	43,063	42,206	42,684
Properties in Joint Ventures	1,961	1,711	1,399	1,399	920
Total Portfolio	46,310	45,841	44,462	43,605	43,604

COMMUNITIES IN LEASE-UP
Included above		Physical
	Total	Occupancy at	Expected
	Units	Dec 31, 2010	Stabilization
1225 South Church Phase I	196	52.6%	4Q11
Hue	208	33.2%	4Q11
Times Square at Craig Ranch	313	71.6%	4Q11
	717	55.2%

DEVELOPMENT COMMUNITIES Dollars in thousands

UNITS
	Total	As of December 31, 2010
	Development	Units	Units
	Units	Completed	Occupied
1225 South Church Phase II	210	-	-
Cool Springs	428	-	-
	638	-	-

TIMELINE
	Construction		Initial	Expected
	Start	Finish	Occupancy	Stabilization
1225 South Church Phase II	2Q11	4Q12	2Q12	3Q13
Cool Springs	4Q10	2Q12	3Q11	1Q13

EXPENDITURES
	Current	Estimated	Current
	Estimated	Cost	Cost
	Cost	per Unit	to Date
1225 South Church Phase II	$ 26,500	$ 126	$ 5,200
Cool Springs	54,000	126	11,200
	$ 80,500	$ 252	$ 16,400

Total development units are not included in total portfolio units until the first units of the development are completed.

SAME STORE WITH BULK CABLE NETTED IN REVENUES

Dollars in thousands	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2010	2009	Change	2010	2009	Change
Revenues
Operating	$ 87,146	$ 85,134	2.4%	$ 346,996	$ 347,555	-0.2%
Straight-line adjustment (1)	135	375		(1,183)	474
Total Same Store	$ 87,281	$ 85,509	2.1%	$ 345,813	$ 348,029	-0.6%

Expense	$ 36,244	$ 35,587	1.8%	$ 145,547	$ 145,432	0.1%

NOI
Operating	$ 50,902	$ 49,547	2.7%	$ 201,449	$ 202,123	-0.3%
Straight-line adjustment (1)	135	375		(1,183)	474
Total Same Store	$ 51,037	$ 49,922	2.2%	$ 200,266	$ 202,597	-1.2%

	Percent Change from Prior Year					Percent Change from Prior Quarter
	1Q10	2Q10	3Q10	4Q10	YTD	1Q10	2Q10	3Q10	4Q10
Revenues
Operating	-1.6%	-0.8%	-0.6%	2.4%	-0.2%	0.9%	1.6%	-0.5%	0.4%
Total Same Store	-1.8%	-1.7%	-1.1%	2.1%	-0.6%	0.4%	0.5%	0.0%	1.1%
Expense	0.6%	0.5%	-2.5%	1.8%	0.1%	0.8%	1.0%	2.7%	-2.6%
NOI
Operating	-3.1%	-1.8%	0.9%	2.7%	-0.3%	0.9%	1.9%	-2.7%	2.7%
Total Same Store	-3.5%	-3.2%	0.0%	2.2%	-1.2%	0.2%	0.1%	-1.9%	3.9%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues o n a straight-line basis.

SAME STORE

Dollars in thousands	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2010	2009	Change	2010	2009	Change
Revenues
Operating	$ 89,549	$ 86,141	4.0%	$ 355,096	$ 349,145	1.7%
Straight-line adjustment (2)	135	375		(1,183)	474
Total Same Store	$ 89,684	$ 86,516	3.7%	$ 353,913	$ 349,619	1.2%

Expense	$ 38,647	$ 36,594	5.6%	$ 153,647	$ 147,022	4.5%

NOI
Operating	$ 50,902	$ 49,547	2.7%	$ 201,449	$ 202,123	-0.3%
Straight-line adjustment (2)	135	375		(1,183)	474
Total Same Store	$ 51,037	$ 49,922	2.2%	$ 200,266	$ 202,597	-1.2%

	Percent Change from Prior Year					Percent Change from Prior Quarter
	1Q10	2Q10	3Q10	4Q10	YTD	1Q10	2Q10	3Q10	4Q10
Revenues
Operating	0.1%	1.3%	1.6%	4.0%	1.7%	1.4%	2.0%	-0.1%	0.5%
Total Same Store	-0.2%	0.4%	1.1%	3.7%	1.2%	1.0%	1.0%	0.4%	1.2%
Expense	4.6%	5.6%	2.4%	5.6%	4.5%	2.1%	2.2%	3.5%	-2.1%
NOI
Operating	-3.1%	-1.8%	0.9%	2.7%	-0.3%	0.9%	1.9%	-2.7%	2.7%
Total Same Store	-3.5%	-3.2%	0.0%	2.2%	-1.2%	0.2%	0.1%	-1.9%	3.9%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE WITH BULK CABLE NETTED IN REVENUES Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of December 31, 2010 unless otherwise noted

		Three Months Ended December 31, 2010
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Dallas, TX	3,184	$ 6,871	$ 3,056	$ 3,815	$ 668.24	95.6%	93.7%	50.0%
Jacksonville, FL	2,947	$ 6,965	$ 2,704	$ 4,261	$ 753.35	96.9%	94.1%	49.4%
Atlanta, GA	2,943	$ 6,969	$ 3,031	$ 3,938	$ 746.44	95.6%	93.6%	53.8%
Houston, TX	2,646	$ 6,258	$ 2,768	$ 3,490	$ 765.00	93.7%	90.9%	61.0%
Nashville, TN	1,855	$ 4,488	$ 1,704	$ 2,784	$ 755.82	94.0%	93.1%	50.4%
Austin, TX	1,776	$ 4,276	$ 2,030	$ 2,246	$ 734.12	96.7%	95.2%	54.7%
Tampa, FL	1,120	$ 2,932	$ 1,167	$ 1,765	$ 826.33	96.4%	93.9%	43.3%
Raleigh/Durham, NC	834	$ 2,048	$ 714	$ 1,334	$ 784.60	95.4%	94.2%	47.0%
South Florida	480	$ 1,887	$ 671	$ 1,216	$ 1,276.65	95.2%	94.1%	44.4%
Phoenix, AZ	480	$ 973	$ 572	$ 401	$ 685.19	91.3%	85.4%	55.4%
Orlando, FL	288	$ 618	$ 254	$ 364	$ 731.87	96.5%	86.6%	45.5%
Subtotal	18,553	$ 44,285	$ 18,671	$ 25,614	$ 754.97	95.4%	93.2%	52.0%

Secondary Markets
Memphis, TN	3,210	$ 6,873	$ 3,102	$ 3,771	$ 697.07	95.6%	93.8%	52.3%
Columbus, GA	1,509	$ 3,388	$ 1,329	$ 2,059	$ 703.01	94.9%	93.8%	68.3%
Jackson, MS	1,241	$ 2,763	$ 1,001	$ 1,762	$ 719.67	95.2%	92.4%	60.9%
Greenville, SC	1,140	$ 2,036	$ 882	$ 1,154	$ 564.65	95.2%	91.2%	55.9%
Lexington, KY	924	$ 2,121	$ 811	$ 1,310	$ 704.20	97.9%	97.2%	56.4%
Little Rock, AR	808	$ 1,739	$ 640	$ 1,099	$ 689.16	97.0%	95.5%	47.8%
Savannah, GA	526	$ 1,386	$ 523	$ 863	$ 814.70	98.9%	98.5%	54.9%
All Other Secondary	10,322	$ 22,555	$ 9,285	$ 13,270	$ 695.55	96.5%	93.7%	57.2%
Subtotal	19,680	$ 42,861	$ 17,573	$ 25,288	$ 693.64	96.2%	93.8%	56.9%

Operating Same Store	38,233	$ 87,146	$ 36,244	$ 50,902	$ 723.40	95.8%	93.5%	54.5%

Revenue Straight-line Adjustment (2)		$ 135		$ 135
Total Same Store		$ 87,281		$ 51,037

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED SEPTEMBER 30, 2010 (PRIOR QUARTER) AND THREE MONTHS ENDED DECEMBER 31, 2009 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	0.4%	0.3%	-4.2%	2.0%	4.3%	-1.0%	-0.7%	0.1%	0.8%	-0.9%
Jacksonville, FL	0.1%	1.1%	-3.6%	-2.9%	2.7%	3.9%	0.0%	1.2%	0.6%	-1.2%
Atlanta, GA	0.9%	3.7%	-0.4%	-0.1%	1.9%	6.8%	-1.4%	-0.5%	0.9%	-0.4%
Houston, TX	-0.5%	1.2%	-3.5%	-1.1%	2.0%	3.2%	-1.8%	-0.4%	0.4%	-1.8%
Nashville, TN	-0.4%	5.0%	-5.4%	2.7%	2.9%	6.4%	-2.7%	1.0%	1.1%	0.1%
Austin, TX	1.5%	4.8%	4.2%	11.4%	-0.8%	-0.5%	-1.3%	1.7%	1.6%	0.6%
Tampa, FL	-0.5%	-1.3%	-4.4%	-5.8%	2.3%	1.8%	-0.1%	0.0%	1.1%	0.2%
Raleigh/Durham, NC	2.3%	1.8%	3.5%	6.1%	1.7%	-0.4%	-1.6%	-1.6%	0.9%	0.1%
South Florida	0.2%	1.8%	1.2%	2.1%	-0.4%	1.7%	-1.1%	-0.4%	1.3%	2.5%
Phoenix, AZ	1.1%	2.2%	-7.1%	8.1%	15.9%	-5.2%	-0.4%	0.7%	0.9%	0.4%
Orlando, FL	-1.0%	0.5%	-4.5%	-4.5%	1.7%	4.3%	-0.4%	-1.1%	0.8%	2.4%
Subtotal	0.3%	2.0%	-2.3%	1.1%	2.3%	2.7%	-1.1%	0.2%	0.9%	-0.4%

Secondary Markets
Memphis, TN	1.4%	3.9%	0.0%	5.0%	2.6%	3.0%	-1.0%	0.6%	1.5%	1.9%
Columbus, GA	3.3%	4.5%	4.5%	-2.0%	2.6%	9.2%	-3.0%	3.3%	2.0%	-0.6%
Jackson, MS	0.8%	2.5%	-7.3%	6.0%	6.1%	0.6%	0.0%	-1.9%	0.9%	1.8%
Greenville, SC	0.0%	5.2%	-0.8%	4.3%	0.6%	5.9%	-1.0%	0.5%	0.5%	1.3%
Lexington, KY	1.9%	4.7%	-5.1%	8.1%	6.8%	2.7%	0.6%	1.6%	0.3%	-0.4%
Little Rock, AR	0.0%	2.4%	-9.1%	-1.5%	6.2%	4.9%	0.1%	0.8%	1.5%	4.0%
Savannah, GA	-0.2%	0.6%	2.1%	0.4%	-1.6%	0.7%	1.9%	1.2%	0.9%	-1.7%
All Other Secondary	-0.2%	1.8%	-4.1%	2.0%	2.6%	1.7%	0.3%	1.2%	0.8%	1.1%
Subtotal	0.5%	2.7%	-2.9%	2.6%	3.0%	2.8%	-0.2%	1.0%	1.0%	1.1%

Operating Same Store	0.4%	2.4%	-2.6%	1.8%	2.7%	2.7%	-0.7%	0.6%	0.9%	0.3%

Including revenue straight-line adjustment:
Total Same Store	1.1%	2.1%			3.9%	2.2%

SAME STORE Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of December 31, 2010 unless otherwise noted

		Three Months Ended December 31, 2010
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Dallas, TX	3,184	$ 7,051	$ 3,236	$ 3,815	$ 668.24	95.6%	93.7%	50.0%
Jacksonville, FL	2,947	$ 6,965	$ 2,704	$ 4,261	$ 753.35	96.9%	94.1%	49.4%
Atlanta, GA	2,943	$ 7,194	$ 3,256	$ 3,938	$ 746.44	95.6%	93.6%	53.8%
Houston, TX	2,646	$ 6,501	$ 3,011	$ 3,490	$ 765.00	93.7%	90.9%	61.0%
Nashville, TN	1,855	$ 4,630	$ 1,846	$ 2,784	$ 755.82	94.0%	93.1%	50.4%
Austin, TX	1,776	$ 4,393	$ 2,147	$ 2,246	$ 734.12	96.7%	95.2%	54.7%
Tampa, FL	1,120	$ 3,013	$ 1,248	$ 1,765	$ 826.33	96.4%	93.9%	43.3%
Raleigh/Durham, NC	834	$ 2,107	$ 773	$ 1,334	$ 784.60	95.4%	94.2%	47.0%
South Florida	480	$ 1,887	$ 671	$ 1,216	$ 1,276.65	95.2%	94.1%	44.4%
Phoenix, AZ	480	$ 1,001	$ 600	$ 401	$ 685.19	91.3%	85.4%	55.4%
Orlando, FL	288	$ 618	$ 254	$ 364	$ 731.87	96.5%	86.6%	45.5%
Subtotal	18,553	$ 45,360	$ 19,746	$ 25,614	$ 754.97	95.4%	93.2%	52.0%

Secondary Markets
Memphis, TN	3,210	$ 7,169	$ 3,398	$ 3,771	$ 697.07	95.6%	93.8%	52.3%
Columbus, GA	1,509	$ 3,513	$ 1,454	$ 2,059	$ 703.01	94.9%	93.8%	68.3%
Jackson, MS	1,241	$ 2,883	$ 1,121	$ 1,762	$ 719.67	95.2%	92.4%	60.9%
Greenville, SC	1,140	$ 2,129	$ 975	$ 1,154	$ 564.65	95.2%	91.2%	55.9%
Lexington, KY	924	$ 2,121	$ 811	$ 1,310	$ 704.20	97.9%	97.2%	56.4%
Little Rock, AR	808	$ 1,740	$ 641	$ 1,099	$ 689.16	97.0%	95.5%	47.8%
Savannah, GA	526	$ 1,406	$ 543	$ 863	$ 814.70	98.9%	98.5%	54.9%
All Other Secondary	10,322	$ 23,228	$ 9,958	$ 13,270	$ 695.55	96.5%	93.7%	57.2%
Subtotal	19,680	$ 44,189	$ 18,901	$ 25,288	$ 693.64	96.2%	93.8%	56.9%

Operating Same Store	38,233	$ 89,549	$ 38,647	$ 50,902	$ 723.40	95.8%	93.5%	54.5%

Revenue Straight-line Adjustment (2)		$ 135		$ 135
Total Same Store		$ 89,684		$ 51,037

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED SEPTEMBER 30, 2010 (PRIOR QUARTER) AND THREE MONTHS ENDED DECEMBER 31, 2009 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	0.4%	0.9%	-3.8%	3.3%	4.3%	-1.0%	-0.7%	0.1%	0.8%	-0.9%
Jacksonville, FL	0.1%	1.1%	-3.6%	-2.9%	2.7%	3.9%	0.0%	1.2%	0.6%	-1.2%
Atlanta, GA	0.9%	4.8%	-0.2%	2.6%	1.9%	6.8%	-1.4%	-0.5%	0.9%	-0.4%
Houston, TX	0.0%	2.9%	-2.2%	2.5%	2.0%	3.2%	-1.8%	-0.4%	0.4%	-1.8%
Nashville, TN	-0.4%	7.4%	-4.9%	9.0%	2.9%	6.4%	-2.7%	1.0%	1.1%	0.1%
Austin, TX	1.5%	5.5%	4.0%	12.6%	-0.8%	-0.5%	-1.3%	1.7%	1.6%	0.6%
Tampa, FL	-0.3%	1.4%	-3.9%	0.7%	2.3%	1.8%	-0.1%	0.0%	1.1%	0.2%
Raleigh/Durham, NC	1.2%	2.9%	0.5%	9.0%	1.7%	-0.4%	-1.6%	-1.6%	0.9%	0.1%
South Florida	0.2%	1.8%	1.2%	2.1%	-0.4%	1.7%	-1.1%	-0.4%	1.3%	2.5%
Phoenix, AZ	1.5%	4.8%	-6.3%	12.8%	15.9%	-5.2%	-0.4%	0.7%	0.9%	0.4%
Orlando, FL	-1.0%	0.5%	-4.5%	-4.5%	1.7%	4.3%	-0.4%	-1.1%	0.8%	2.4%
Subtotal	0.4%	3.2%	-2.0%	3.8%	2.3%	2.7%	-1.1%	0.2%	0.9%	-0.4%

Secondary Markets
Memphis, TN	1.7%	7.6%	0.7%	13.2%	2.6%	3.0%	-1.0%	0.6%	1.5%	1.9%
Columbus, GA	3.8%	8.2%	5.7%	6.8%	2.6%	9.2%	-3.0%	3.3%	2.0%	-0.6%
Jackson, MS	0.7%	3.5%	-6.7%	8.4%	6.1%	0.6%	0.0%	-1.9%	0.9%	1.8%
Greenville, SC	0.0%	5.0%	-0.6%	3.9%	0.6%	5.9%	-1.0%	0.5%	0.5%	1.3%
Lexington, KY	1.9%	4.7%	-5.1%	8.1%	6.8%	2.7%	0.6%	1.6%	0.3%	-0.4%
Little Rock, AR	0.1%	2.5%	-8.9%	-1.4%	6.2%	4.9%	0.1%	0.8%	1.5%	4.0%
Savannah, GA	-0.2%	1.4%	1.9%	2.5%	-1.6%	0.7%	1.9%	1.2%	0.9%	-1.7%
All Other Secondary	0.0%	4.0%	-3.4%	7.1%	2.6%	1.7%	0.3%	1.2%	0.8%	1.1%
Subtotal	0.7%	4.8%	-2.2%	7.6%	3.0%	2.8%	-0.2%	1.0%	1.0%	1.1%

Operating Same Store	0.5%	4.0%	-2.1%	5.6%	2.7%	2.7%	-0.7%	0.6%	0.9%	0.3%

Including revenue straight-line adjustment:
Total Same Store	1.2%	3.7%			3.9%	2.2%

NOI BRIDGE (Dollars in thousands)

	Three Months Ended			Twelve Months Ended
	Dec 31, 2010	Sep 30, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009
NOI
Large market same store	$ 25,665	$ 24,790	$ 25,178	$ 100,732	$ 103,389
Secondary market same store	25,372	24,338	24,744	99,534	99,208
Total same store	51,037	49,128	49,922	200,266	202,597
Non-same store	7,963	6,930	5,149	26,663	17,256
Total NOI	59,000	56,058	55,071	226,929	219,853
Held for sale NOI included above	-	-	(191)	-	(1,307)
Management fee income	203	186	88	680	293
Depreciation	(27,575)	(26,466)	(24,703)	(104,064)	(96,019)
Acquisition expense	(1,061)	(989)	(811)	(2,512)	(950)
Property management expense	(4,732)	(4,547)	(4,469)	(18,035)	(17,220)
General and administrative expense	(3,476)	(2,957)	(3,014)	(12,354)	(11,320)
Interest and other non-property income	219	217	76	837	385
Interest expense	(14,514)	(13,598)	(14,022)	(55,996)	(57,094)
Loss on debt extinguishment	-	-	-	-	(140)
Amortization of deferred financing costs	(709)	(675)	(593)	(2,627)	(2,374)
Asset impairment	-	(324)	-	(1,914)	-
Net casualty gains and other settlement proceeds	-	72	-	330	32
Gains on properties contributed to joint ventures	103	278	-	752	-
Gains on sale of non-depreciable assets	-	-	14	-	15
Loss from real estate joint ventures	(293)	(282)	(176)	(1,149)	(816)
Discontinued operations	-	-	2,225	(2)	5,883
Net income attributable to noncontrolling interests	(225)	(224)	(474)	(1,114)	(2,010)
Net income attributable to
Mid-America Apartment Communities, Inc.	$ 6,940	$ 6,749	$ 9,021	$ 29,761	$ 37,211

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months
	Ended
	December 31	Trailing
	2010	4 Quarters
Net income attributable to Mid-America Apartment Communities, Inc.	$ 6,940	$ 29,761
Depreciation	27,575	104,064
Interest expense	14,514	55,996
Loss on debt extinguishment	-	-
Amortization of deferred financing costs	709	2,627
Net casualty gain and other settlement proceeds	-	(330)
Gains on properties contributed to joint ventures	(103)	(752)

Loss on sale of discontinued operations	-	2
EBITDA	$ 49,635	$ 191,368

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
EBITDA/Debt Service	3.26x	3.20x	3.31x	3.20x
Fixed Charge Coverage (1)	3.42x	2.68x	3.06x	2.69x
Total Debt as % of Total Gross Assets	49%	50%	49%	50%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF DECEMBER 31, 2010
Dollars in thousands

DEBT OUTSTANDING SUMMARIES				Average
				Years to
			Principal	Contract	Effective
			Balance	Maturity	Rate
Conventional - Fixed Rate or Swapped			$ 973,018	3.9	5.2%
Tax-free - Fixed Rate or Swapped			28,695	7.9	4.7%
Conventional - Variable Rate (1)			227,829	3.5	1.0%
Conventional - Variable Rate - Capped (2)			197,936	5.3	0.8%
Tax-free - Variable Rate - Capped (2)			72,715	1.7	1.1%
		Total Debt Outstanding	$ 1,500,193	3.8	3.8%

(1) Includes a $15 million mortgage with an imbedded cap at a 7% rate.
(2) When capped rates are not reached, the average rate represents the rate on the underlying variable debt.

			Line	Amount	Amount
			Limit	Collateralized	Borrowed
	Fannie Mae Credit Facilities		$ 1,044,429	$ 1,044,429	$ 969,833
	Freddie Mac Credit Facilities		300,000	298,247	298,247
	Regions Credit Facility		50,000	45,211	-
	Other Borrowings		232,113	232,113	232,113
		Total Debt	$ 1,626,542	$ 1,620,000	$ 1,500,193

CONTRACT MATURITIES
	Line Limit
	Credit Facilities
	Fannie Mae	Freddie Mac	Regions	Other	Total
2011	$ 80,000	$ 100,000	$ -	$ -	$ 180,000
2012	80,000	-	50,000	-	130,000
2013	203,193	-	-	-	203,193
2014	321,236	200,000	-	17,712	538,948
2015	120,000	-	-	52,226	172,226
2016	80,000			-	80,000
Thereafter	160,000	-	-	162,175	322,175
Total	$ 1,044,429	$ 300,000	$ 50,000	$ 232,113	$ 1,626,542

SWAPS AND FIXED RATE MATURITIES

	Swap Balances				Total
		SIFMA	Fannie Mae	Fixed Rate		Contract
	LIBOR	(formerly BMA)	Facility	Balances	Balance	Rate
2011	$ 158,000	$ -	$ -	$ -	$ 158,000	5.2%
2012	150,000	17,800	-	-	167,800	5.1%
2013	190,000	-	-	-	190,000	5.2%
2014	144,000	-	-	17,712	161,712	5.7%
2015	75,000	-	-	37,026	112,026	5.6%
2016	-			-	-	-
Thereafter	-	-	50,000	162,175	212,175	4.7%
Total	$ 717,000	$ 17,800	$ 50,000	$ 216,913	$ 1,001,713	5.2%

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